UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Cal Dive International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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Title of each class of securities to which transaction applies:

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Aggregate number of securities to which transaction applies:

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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Amount Previously Paid:

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Form, Schedule or Registration Statement No.:

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Date Filed:

COMPANY #

CAL DIVE INTERNATIONAL, INC.

ANNUAL MEETING OF STOCKHOLDERS

Tuesday, May 12, 2009

10:00 a.m.

2500 CityWest Boulevard

Houston, TX  77042

Directions to the Cal Dive International, Inc. 2009 Annual Meeting are available in the proxy statement, which can be viewed at www.ematerials.com/dvr

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on May 12, 2009

Notice is hereby given that the Annual Meeting of Stockholders of Cal Dive International, Inc. will be held at 2500 CityWest Boulevard, Houston, Texas, on Tuesday, May 12, 2009, Central Daylight Time at 10:00 a.m.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement, Proxy Card and Annual Report are available at www.ematerials.com/dvr.

If you want to receive a paper or e-mail copy of these documents, you must request one.  There is no charge to you for requesting a copy.  Please make your request for a copy as instructed on the reverse side of this notice on or before May 1, 2009 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends that you vote FOR the following proposal:

1. Election of two Class III Directors to serve a three-year term of office expiring at our 2012 annual meeting.

You may immediately vote your proxy on the Internet at:

www.eproxy.com/dvr

• Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 noon (Central Daylight Time) on May 11, 2009.

• Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper or e-mail copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via:

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Internet – Access the Internet and go to www.ematerials.com/dvr.  Follow the instructions to log in, and order copies.

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Telephone – Call us free of charge at 866-697-9377 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

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E-mail – Send us an e-mail at ep@ematerials.com with “DVR Materials Request” in the subject line.

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Whether you make your request for copies via the Internet, telephone or e-mail, you will need to provide:

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The 3-digit company # and the 11-digit control # located in the box in the upper right hand corner on the front of this notice - you will not be requested to provide any other personal information;

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Your preference to receive printed materials via mail -or- e-mail;

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Your e-mail or mailing address, as applicable; and

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If you would like this election to apply to delivery of material for all future meetings, include the word “Permanent” and the last 4 digits of your Tax ID number in your message.